Fiscal 1Q23 Results January 25, 2023

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions, divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

Fiscal 1Q23 highlights 4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Certain non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. $ in millions, except per share amounts 1Q23 vs. 1Q22 vs. 4Q22 As reported: Net revenues $ 2,786 —% (2)% Net income available to common shareholders RECORD $ 507 14% 16% Earnings per common share - diluted RECORD $ 2.30 10% 16% 1Q22 4Q22 Return on common equity 21.3% 21.2% 18.7% vs. 1Q22 vs. 4Q22 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 505 9% 10% Adjusted earnings per common share - diluted RECORD $ 2.29 6% 10% 1Q22 4Q22 Adjusted return on common equity 21.2% 21.9% 19.6% Adjusted return on tangible common equity 26.1% 24.3% 24.1%

Fiscal 1Q23 key metrics 5 $ in billions 1Q23 vs. 1Q22 vs. 4Q22 Client assets under administration $ 1,169.7 (7)% 7% Private Client Group (PCG) assets under administration $ 1,114.3 (7)% 7% PCG assets in fee-based accounts $ 633.1 (7)% 8% Financial assets under management $ 185.9 (9)% 7% Domestic PCG net new assets* $ 23.2 NM NM Total clients' domestic cash sweep balances $ 60.4 (18)% (10)% PCG financial advisors 8,699 3% —% Bank loans, net: Raymond James Bank RECORD $ 31.7 21% 2% TriState Capital Bank** RECORD $ 12.4 NM 2% Total bank loans, net RECORD $ 44.1 69% 2% *Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. **Acquired on June 1, 2022.

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. Fiscal 1Q23 segment results 6 $ in millions 1Q23 vs. 1Q22 vs. 4Q22 Net revenues: Private Client Group RECORD $ 2,063 12% 4% Capital Markets $ 295 (52)% (26)% Asset Management $ 207 (12)% (4)% Bank RECORD $ 508 178% 19% Consolidated net revenues $ 2,786 —% (2)% Pre-tax income: Private Client Group RECORD $ 434 123% 17% Capital Markets $ (16) NM NM Asset Management $ 80 (25)% (4)% Bank $ 136 33% 11% Consolidated pre-tax income RECORD $ 652 17% 6%

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 7

Consolidated net revenues 8 $ in millions 1Q23 vs. 1Q22 vs. 4Q22 Asset management and related administrative fees $ 1,242 (10)% (4)% Brokerage revenues 484 (13)% 1% Account and service fees 289 63% 9% Investment banking 141 (67)% (35)% Interest income 827 268% 24% Other 44 (14)% (45)% Total revenues 3,027 7% 1% Interest expense (241) 551% 42% Net revenues $ 2,786 —% (2)%

Domestic cash sweep balances 9 C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 33.1 33.6 36.6 38.7 39.1 24.3 25.9 25.5 22.0 18.2 16.1 17.0 13.7 6.4 3.1 73.5 76.5 75.8 67.1 60.4 6.5% 7.0% 7.8% 7.0% 5.9% RJBDP - Bank Segment* RJBDP - Third-Party Banks* Client Interest Program 1Q22 2Q22 3Q22 4Q22 1Q23 Note: May not total due to rounding. *Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, which includes Raymond James Bank and TriState Capital Bank, as well as various third-party banks. Year-over-year change: (18)% Sequential change: (10)%

Net interest income & RJBDP fees (third-party banks) 10 Note: Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. *As reported in Account and Service Fees in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 205 224 370 606 723 188 204 314 497 586 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 1Q22 2Q22 3Q22 4Q22 1Q23 NET INTEREST MARGIN (NIM) 1.92% 2.01% 2.41% 2.91% 3.36% 1.29% 1.25% 1.77% 2.53% 3.19% Firmwide NIM Bank Segment NIM 1Q22 2Q22 3Q22 4Q22 1Q23 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.28% 0.32% 0.88% 1.85% 2.72% 1Q22 2Q22 3Q22 4Q22 1Q23 Year-over-year change: 253% Sequential change: 19% 17 137 20 56 109

Consolidated expenses

$ in millions		1Q23	vs. 1Q22	vs. 4Q22
Compensation, commissions and benefits	**$**	**1,736**	**(8)%**	**(1)%**
Non-compensation expenses:				
Communications and information processing		139	24%	1%
Occupancy and equipment		66	12%	—%
Business development		56	60%	(5)%
Investment sub-advisory fees		34	(11)%	(6)%
Professional fees		32	14%	(16)%
Bank loan provision/(benefit) for credit losses		14	NM	(59)%
Other*		57	(27)%	(33)%
Total non-compensation expenses		**398**	**17%**	**(13)%**
Total non-interest expenses	**$**	**2,134**	**(4)%**	**(4)%**



TOTAL COMPENSATION RATIO**
67.7%
69.3%
67.5%
62.1%
62.3%
67.3%
68.8%
66.8%
61.5%
61.7%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted Total Compensation Ratio***
Total Compensation Ratio



TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS
339
388
469
456
398*
1Q22
2Q22
3Q22
4Q22
1Q23

Note: See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. *The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the quarter related to a previously settled litigation matter. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***These are non-GAAP financial measures.

11

RAYMOND JAMES

* This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 12 20.1% 16.2% 15.3% 23.4% 20.8% 17.4% 17.7% 22.8% 23.3% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)* 1Q22 2Q22 3Q22 4Q22 1Q23 21.8%

Other financial information 13 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 1Q23 vs. 1Q22 vs. 4Q22 Total assets $ 77,047 13% (5)% RJF corporate cash* $ 2,014 43% 5% Total common equity attributable to RJF $ 9,736 13% 4% Book value per share $ 45.28 9% 4% Tangible book value per share** $ 36.87 (2)% 5% Weighted-average common and common equivalent shares outstanding – diluted 220.4 4% — 1Q22 4Q22 Tier 1 leverage ratio*** 11.3% 12.1% 10.3% Tier 1 capital ratio*** 20.3% 25.9% 19.2% Common equity tier 1 ratio*** 20.0% 25.9% 19.0% Total capital ratio*** 21.5% 27.0% 20.4% Effective tax rate 21.9% 20.1% 28.7%

$654M of dividends paid and share repurchases over the past 5 quarters Capital management 14 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 60 71 171 135 217 — — 100 62 138 60 71 71 73 79 Share Repurchases* Dividends Paid** 1Q22 2Q22 3Q22 4Q22 1Q23 Number of Shares Repurchased* (thousands) — — 1,136 600 1,292 Average Share Price of Shares Repurchased* — — $87.98 $104.07 $106.46 *Under the Board of Directors common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of 12/31/22 under the Board of Directors $1.5 billion common stock repurchase authorization approved on December 1, 2022. $1.4B remains under current common stock repurchase authorization***

Bank segment key credit trends 15 $ in millions 1Q23 vs. 1Q22 vs. 4Q22 Bank loan provision/(benefit) for credit losses $ 14 NM (59)% Net charge-offs $ 2 100% (86)% 1Q22 4Q22 Nonperforming assets as a % of total assets 0.11% 0.20% 0.13% Bank loan allowance for credit losses as a % of loans held for investment 0.92% 1.18% 0.91% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 1.64% 2.13% 1.73% Criticized loans as a % of loans held for investment 1.01% 2.75% 1.14% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 16

Appendix 17

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 18 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures. Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

$ in millions	Three months ended December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	**December 31, 2022**
Net income available to common shareholders:	$ 446	$ 323	$ 299	$ 437	**$ 507**
Non-GAAP adjustments:					
Expenses directly related to acquisitions included in the following financial statement line items:					
Compensation, commissions and benefits — Acquisition-related retention [1]	11	14	18	17	**18**
Professional fees	2	5	4	1	**—**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans	—	—	26	—	**—**
Other:					
Amortization of identifiable intangible assets [2]	8	6	8	11	**11**
Initial provision for credit losses on acquired lending commitments	—	—	5	—	**—**
All other acquisition-related expenses	—	6	4	1	**—**
Total "Other" expense	8	12	17	12	**11**
Total expenses related to acquisitions	21	31	65	30	**29**
Other — Insurance settlement received [3]	—	—	—	—	**(32)**
Pre-tax impact of non-GAAP adjustments	21	31	65	30	**(3)**
Tax effect of non-GAAP adjustments	(5)	(8)	(16)	(8)	**1**
Total non-GAAP adjustments, net of tax	16	23	49	22	**(2)**
Adjusted net income attributable to common shareholders [4]	$ 462	$ 346	$ 348	$ 459	**$ 505**
Pre-tax income	$ 558	$ 433	$ 415	$ 616	**$ 652**
Pre-tax impact of non-GAAP adjustments (as detailed above)	21	31	65	30	**(3)**
Adjusted pre-tax income [4]	$ 579	$ 464	$ 480	$ 646	**$ 649**

Note: Please refer to the footnotes on slide 27 for additional information.

continued on next slide

19

RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Pre-tax margin (5) 20.1% 16.2% 15.3% 21.8% 23.4 % Impact of non-GAAP adjustments on pre-tax margin: Compensation, commissions and benefits — Acquisition-related retention (1) 0.4% 0.5% 0.7% 0.6% 0.6 % Professional fees — % 0.2% 0.1% — % — % Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans — % — % 1.0% — % — % Other: Amortization of identifiable intangible assets (2) 0.3% 0.2% 0.3% 0.4% 0.4 % Initial provision for credit losses on acquired lending commitments — % — % 0.2% — % — % All other acquisition-related expenses — % 0.3% 0.1% — % — % Total “Other” expense 0.3% 0.5% 0.6% 0.4% 0.4 % Total expenses related to acquisitions 0.7% 1.2% 2.4% 1.0% 1.0 % Other — Insurance settlement received (3) — % — % — % — % (1.1) % Total non-GAAP adjustments, net of tax 0.7% 1.2% 2.4% 1.0% (0.1) % Adjusted pre-tax margin (4) (5) 20.8% 17.4% 17.7% 22.8% 23.3 % Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide20

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total compensation ratio (6) 67.7% 69.3% 67.5% 62.1% 62.3 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.4% 0.5% 0.7% 0.6% 0.6 % Adjusted total compensation ratio (4) (6) 67.3% 68.8% 66.8% 61.5% 61.7 % Three months ended $ in millions December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Compensation, commissions and benefits expense 1,884 $ 1,852 $ 1,834 1,759 1,736 Acquisition-related retention (1) 11 14 18 17 18 Adjusted compensation, commissions and benefits expense (4) $ 1,873 $ 1,838 $ 1,816 $ 1,742 $ 1,718

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 22 Note: Please refer to the footnotes on slide 27 for additional information. Three months ended Earnings per common share (7) December 31, 2021 September 30, 2022 December 31, 2022 Basic $ 2.16 $ 2.03 2.36 Impact of non-GAAP adjustments on basic earnings per common share: Compensation, commissions and benefits — acquisition-related retention (1) 0.04 0.08 0.08 Professional fees 0.01 — — Other: Amortization of identifiable intangible assets (2) 0.04 0.05 0.06 All other acquisition-related expenses — 0.01 — Total “Other” expense 0.04 0.06 0.06 Total expenses related to acquisitions 0.09 0.14 0.14 Other — Insurance settlement received (3) — — (0.15) Tax effect of non-GAAP adjustments (0.02) (0.04) — Total non-GAAP adjustments, net of tax 0.07 0.10 (0.01) Adjusted basic (4) $ 2.23 $ 2.13 $ 2.35 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Three months ended Earnings per common share (7) December 31, 2021 September 30, 2022 December 31, 2022 Diluted $ 2.10 $ 1.98 2.30 Impact of non-GAAP adjustments on diluted earnings per common share: Compensation, commissions and benefits — acquisition-related retention (1) 0.05 0.08 0.08 Professional fees 0.01 — — Other: Amortization of identifiable intangible assets (2) 0.03 0.05 0.06 All other acquisition-related expenses — 0.01 — Total “Other” expense 0.03 0.06 0.06 Total expenses related to acquisitions 0.09 0.14 0.14 Other — Insurance settlement received (3) — — (0.15) Tax effect of non-GAAP adjustments (0.02) (0.04) — Total non-GAAP adjustments, net of tax 0.07 0.10 (0.01) Adjusted diluted (4) $ 2.17 $ 2.08 $ 2.29

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 27 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts December 31, 2021 September 30, 2022 December 31, 2022 Total common equity attributable to Raymond James Financial, Inc. $ 8,600 $ 9,338 $ 9,736 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 874 1,931 1,938 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (65) (126) (129) Tangible common equity attributable to Raymond James Financial, Inc. $ 7,791 $ 7,533 $ 7,927 Common shares outstanding 207.5 215.1 215.0 Book value per share (8) $ 41.45 $ 43.41 $ 45.28 Tangible book value per share (4) (8) $ 37.55 $ 35.02 $ 36.87

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 27 for additional information. Return on common equity Three months ended $ in millions December 31, 2021 September 30, 2022 December 31, 2022 Average common equity (9) $ 8,423 $ 9,367 $ 9,537 Impact of non-GAAP adjustments on average common equity: Compensation, commissions and benefits — acquisition-related retention (1) 6 9 9 Professional fees 1 1 — Other: Amortization of identifiable intangible assets (2) 4 5 5 Total “Other” expense 4 5 5 Total expenses related to acquisitions 11 15 14 Other — Insurance settlement received (3) — — (16) Tax effect of non-GAAP adjustments (3) (4) 1 Total non-GAAP adjustments, net of tax $ 8 $ 11 $ (1) Adjusted average common equity (4) (9) $ 8,431 $ 9,378 $ 9,536 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 27 for additional information. Return on equity Three months ended $ in millions December 31, 2021 September 30, 2022 December 31, 2022 Average common equity (9) $ 8,423 $ 9,367 $ 9,537 Less: Average goodwill and identifiable intangible assets, net 878 1,871 1,935 Average deferred tax liabilities related to goodwill and identifiable intangible assets, net (64) (127) (128) Total non-GAAP adjustment 814 1,744 1,807 Average tangible common equity (4) (9) $ 7,609 $ 7,623 $ 7,730 Impact on non-GAAP adjustments on average tangible common equity: Compensation, commissions and benefits — Acquisition-related retention (1) 6 9 9 Professional fees 1 1 — Other: Amortization of identifiable intangible assets (2) 4 5 5 Total “Other” expense 4 5 5 Total expenses related to acquisitions 11 15 14 Other — Insurance settlement received (3) — — (16) Tax effect of non-GAAP adjustments (3) (4) 1 Total non-GAAP adjustments, net of tax $ 8 $ 11 $ (1) Adjusted average tangible common equity (4) (9) $ 7,617 $ 7,634 $ 7,729 Return on common equity (4) (10) 21.2% 18.7% 21.3 % Adjusted return on common equity (4) (10) 21.9% 19.6% 21.2 % Return on tangible common equity (4) (10) 23.4% 22.9% 26.2 % Adjusted return on tangible common equity (4) (10) 24.3% 24.1% 26.1%

Footnotes 27 (1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) The three months ended December 31, 2022 included the favorable impact of a $32 million insurance settlement received during the quarter related to a previously settled litigation matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (6) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (7) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2022, September 30, 2022, and December 31, 2021. (8) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (9) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (10) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.